UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2007 (March 26, 2007)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In the Form 10-K of Transmeridian Exploration Incorporated (the “Company”) for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”), the Company reported total proved net reserves as of such date of 67,189,186 barrels of oil. The present value of the estimated future net revenues from such proved reserves, before income tax, discounted at 10% per annum and based on prices being received as of December 31, 2006, with oil price assumptions held constant throughout the estimated producing life of the reserves, was $514,129,115. The estimates of proved reserves and the present value of the estimated future net revenues from the Company’s proved reserves as of December 31, 2006 (the “SEC Case”) were prepared by Ryder Scott Company, independent petroleum engineers, in accordance with U.S. Securities and Exchange Commission (“SEC”) guidelines. The pricing assumption used in such estimates, based on prices being received at December 31, 2006, was $35.59 per barrel less a $2.25 per barrel oil transportation cost for trucking.

Ryder Scott prepared a sensitivity case as of January 1, 2007 using alternative crude oil pricing assumptions provided by the Company. The alternative pricing reflects the Company’s entry into the regional pipeline system, and assumes that first sales will commence on April 1, 2007. Under this sensitivity case, the oil price assumptions beginning April 1, 2007 were based upon an export sales price negotiated by the Company equal to Brent (dated) crude less $6.50, or $55.26 per barrel, less an $8.70 per barrel pipeline transportation cost. The $8.70 per barrel transportation cost was assumed to decrease to $6.52 per barrel effective July 1, 2007. All other assumptions in the sensitivity case, as well as the future production forecasts, remained unchanged from the SEC Case reported in the 2006 Form 10-K. Under the sensitivity case, the present value of the estimated future net revenues from the Company’s proved reserves, before income tax, discounted at 10% per annum, with oil price assumptions held constant throughout the estimated producing life of the reserves, was $969,570,966. The estimates of proved reserves and the present value of the estimated future net revenues from the Company’s proved reserves as of January 1, 2007 were prepared by Ryder Scott in accordance with SEC guidelines.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Ryder Scott Company (independent petroleum engineers)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: March 26, 2007	By:	/s/ Nicolas J. Evanoff
		Name:	Nicolas J. Evanoff
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

23.1	Consent of Ryder Scott Company (independent petroleum engineers)